UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 7, 2019

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34192	94-2896096
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	MXIM	The NASDAQ Global Select Market

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 7, 2019, Maxim Integrated Products, Inc., a Delaware corporation (“Maxim” or the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). Of the 271,095,862 shares of our common stock outstanding as the record date of September 13, 2019, 250,713,103 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 92% of the outstanding shares of common stock. At the Annual Meeting, the stockholders of the Company (a) elected each of the nine (9) director nominees proposed by the board of directors of the Company and (b) approved and ratified proposal nos. 2 and 3 as submitted for a stockholder vote at the Annual Meeting and described below.

With respect to each such matter, set forth below are, to the extent applicable, the number of votes cast for or against, the number of abstentions, and the number of broker non-votes:

Proposal No. 1 - Election of Directors.

Director Nominee Name	Votes For	Votes Against	Abstain	Broker Non-Votes
William P. Sullivan	231,890,166	1,843,266	336,452	16,643,219
Tunç Doluca	232,809,076	1,145,455	115,353	16,643,219
Tracy C. Accardi	228,183,046	5,575,841	310,997	16,643,219
James R. Bergman	222,800,659	11,151,064	118,161	16,643,219
Joseph R. Bronson	230,409,891	3,534,402	125,591	16,643,219
Robert E. Grady	226,597,213	7,347,980	124,691	16,643,219
Mercedes Johnson	233,264,997	491,838	313,049	16,643,219
William D. Watkins	231,605,152	2,345,932	118,800	16,643,219
MaryAnn Wright	232,756,850	1,018,343	294,691	16,643,219

Proposal No. 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as Maxim’s Independent Registered Public Accounting Firm for the fiscal year ending June 27, 2020.

Votes For	Votes Against	Abstain	Broker Non-Votes
249,966,574	273,014	473,515	n/a

Proposal No. 3 - Non-binding advisory vote to approve the compensation of Maxim’s Named Executive Officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
221,604,090	12,348,213	117,581	16,643,219

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2019

MAXIM INTEGRATED PRODUCTS, INC.
By: /s/ Mark Casper
Mark Casper Vice President and General Counsel